EXHIBIT 32.2
CERTIFICATION PURSUANT TO SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of GeoGlobal Resources Inc. (the "Company") on Form 10-K for the year ending December 31, 2007 as filed with the Securities and Exchange Commission on June 10, 2008 and this Form 10-K/A (the "Report") filed hereof, I, Allan J. Kent, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

/s/ Allan J. Kent
------------------
Allan J. Kent
Executive Vice President and Chief Financial Officer
January 16, 2009